UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2021

LAMPERD LESS LETHAL INC.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-84976

(Commission File Number)

98-0358040

(IRS Employer Identification No.)

1200 Michener Road, Sarnia, Ontario, Canada N7S 4B1

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (519) 344-4445

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Lamperd Less Lethal Receives an Initial Order for its New Pepper Splatter Devices From a Municipal Enforcement Unit in South Western Ontario

Complementary Letter Also Received from MEU Agency on New Product Which Has Distinct Advantages for Law Enforcement Officers

SARNIA, ON / June 30, 2021 / Lamperd Less Lethal, Inc. (OTC PINK:LLLI), an innovation leader and manufacturer of advanced security solutions for law enforcement, military and security agencies worldwide, has booked an initial order for the company’s newly introduced Pepper Splatter Device from a Municipal Enforcement Unit (MEU) in South Western Ontario. A purchase order and full payment has been received by Lamperd and delivery in full has just been completed.

In addition to placing this purchase order, this Municipal Enforcement Unit of South Western Ontario has also issued a very complementary letter detailing high interest in the new Lamperd Pepper Splatter Device for its law enforcement officers. The letter further states that after conducting its own evaluations, the MEU is considering recommending this product to other law enforcement and security agencies in Canada. The letter, signed by William HC Menzie, Chief of Operations, may be viewed on the Lamperd company website at this direct link: https://lamperdlesslethal.com/wp-content/uploads/2021/06/LLL-FOX-Ed-Bogats-letter-06232021.pdf

The Lamperd Pepper Splatter Device is a superior alternative to common pepper spray devices which shoot a straight line stream that can be avoided. Lamperd’s Pepper Splatter Device disburses a large pattern of powerful but harmless pepper compound from 3 to 12 feet away which the target person cannot simply duck or dodge. This can give police a versatile option for close range use in public order and crowd control operations. The device is also rapidly reloadable so that officers can rearm with a convenient refill in a matter of just a few seconds.

This trigger pumped device can deliver 80 to 100 bursts before needing a refill. The bottom of the 4oz container is clear to allow a view of how much pepper formula remains. There is no high pressure component to this product for safety and simplicity of shipment and the device is non-flammable. Specially formulated pepper solution and key product components are made by Lamperd Less Lethal at our manufacturing facility in Sarnia, Ontario for timely order fulfillment.

Lamperd also offers a convenient belt holster or if desired, up to four Pepper Splatter Devices can easily be carried on a standard police Molle vest. 4oz Refill Kits are available with Inert (no pepper) solution for training purposes and Lamperd is well set up to offer its own training courses or assist with existing agency training courses.

CEO Barry Lamperd commented, “We have been receiving a great deal of positive feedback and buying interest on our new Pepper Splatter Device from different law enforcement and security agencies in both Canada and the United States since introducing this product recently. We knew that police and security were in need of a close range pepper delivery option that would be effective, safe, economical and very rapidly reloadable. Now that we have made this unique product available, the law enforcement and security community is starting to respond. It is very gratifying to have the first order placed and already delivered in Canada. Our VP of Training and Operations, Ed. Bogats, Jr. PhD, MPM, FBINA 222nd Session, is also currently working with some of Lamperd’s US based distributors and dealers to sign new orders as well. We will do everything we can to serve all law enforcement and security agencies with the tools they need like the Lamperd Pepper Splatter Device to help maintain public order and officer safety.

2

About the Company

Lamperd Less Lethal, Inc. (LLLI) is a developer, manufacturer and international sales company specializing in advanced less lethal weapons, ammunition and other security products marketed to police, correctional, military and private security forces. The company manufactures and sells over 300 different products including small & large caliber projectile guns, flash-bang devices, pepper spray devices, 37mm & 40mm launching systems and interlocking riot shields. Lamperd also offers advisory services and hands-on training classes run by Ed Bogats, Jr PhD., VP of Operations and Training for Lamperd Less Lethal US and Canada.

For more information visit: http://www.lamperdlesslethal.com.

This press release contains forward-looking statements relating to Lamperd Less Lethal, Inc. Lamperd Less Lethal, Inc. undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results. Safe Harbor for Forward-Looking Statements: This news release includes forward-looking statements. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are and will be set forth in the company's periodic filings with the U.S. Securities and Exchange Commission.

Contact: Lamperd Less Lethal, Inc.
Barry Lamperd, President & CEO
(519) 344-4445
Email: info@lamperdlesslethal.com or sales@lamperdlesslethal.com
Company Website: http://www.lamperdlesslethal.com
Lamperd Less Lethal on Facebook: https://www.facebook.com/lamperdlesslethal
Lamperd Less Lethal on Instagram: https://www.instagram.com/llli_lamperd_lesslethal
Lamperd Less Lethal on Twitter: https://www.twitter.com/LLLI_LessLethal
Barry Lamperd on Twitter: https://www.twitter.com/lamperd_llli

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMPERD LESS LETHAL INC.

Date: June 30, 2021	By:	/s/ Barry Lamperd
Barry Lamperd
President

4